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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated January 23, 2001 included in Stoneridge, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                                   Arthur Andersen LLP

Cleveland, Ohio,
 October 24, 2001.